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                                                                Exhibit 10(ac)

                          HIGH POINT FINANCIAL CORP.

                   1996 Employee Incentive Stock Option Plan

1.      Purpose
        -------

        The purpose of this 1996 Employee Incentive Stock Option Plan is to attract and retain highly qualified officers and employees for High Point Financial Corp. and its subsidiaries by providing officers and key employees with opportunities to receive equity in High Point Financial Corp.

2.      Definitions
        -----------

        As used in this Plan:

        2.1 "High Point" means High Point Financial Corp., a New Jersey corporation.

        2.2 "Board" means the Board of Directors of High Point.

        2.3 "Code" means the Internal Revenue Code of 1986, as amended, and the Treasury regulations adopted thereunder.

        2.4 "Committee" means the Committee appointed by the Board to administer the Plan, as provided in Section 3.

        2.5 "Common Stock" means the Common Stock of High Point, no par value.

        2.6 "Corporation" means High Point and its subsidiaries, considered as a whole.

        2.7 "Disposition" means a sale, assignment, transfer, pledge, hypothecation or other disposition.

        2.8 "Fair Market Value," when used with reference to a share of Common Stock, means (i) the mean between the high and low sales prices of the Common Stock as reported on the National Market of the National Association of Securities Dealers, Inc., Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (ii) if not quoted as described in clause (i), the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau Incorporated or such other source as the Committee shall determine, or (iii) if the Common Stock is listed or admitted for trading on any national securities exchange, the mean between the high and low sales price, or the closing bid price if no sale
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occurred, of the Common Stock on the principal securities exchange on which the
Common Stock is listed. In the event that the method for determining the Fair Market Value of a share of Common Stock provided for above shall not be practical in the opinion of the Committee, then such Fair Market Value shall be determined by such other reasonable method as the Committee shall, in its discretion, select and apply.

        2.9 "Grant" means a grant of an Incentive Stock Option.

        2.10 "Incentive Stock Option" means an option to purchase Common Stock intended to qualify as an "incentive stock option" within the meaning of
Section 422 of the Code.

        2.11 "Plan" means this 1996 Employee Incentive Stock Option Plan, as it may be amended from time to time.



3.      Administration of the Plan
        --------------------------

        3.1 The Plan shall be administered by the Committee which shall consist of not less than three members of the Board, none of whom shall be eligible to receive a Grant and none of whom shall have been eligible, during the one year period prior to appointment or election to the Committee, for selection, through the exercise of discretion, as a person to whom stock, stock options or stock appreciation rights of High Point may be allocated or granted pursuant to the Plan or any other plan of High Point or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of High Point or any of its affiliates, provided that participation in the High Point Financial Corp. 1996 Non-Employee Director Stock Option Plan shall not cause a member of the Board to be ineligible to serve as a member of the Committee. For the purposes of this Section 3.1, the terms "stock," "plan" and "affiliates" shall have the meanings given to them by Rule 16b-3 of the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, as such rule may from time to time be amended ("Rule 16b-3").

        3.2 The Committee shall have full power and authority, subject to the provisions of the Plan, to determine:

     (a) The officers and key employees of the Corporation who shall receive a Grant.

     (b)        The number of shares subject to a Grant.

     (c)        The applicable terms and conditions of Grants.

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The Committee shall also have the power and authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations deemed necessary or advisable in administering the Plan. The determination of the Committee concerning any matter arising under or with respect to the Plan or Grants shall be final, binding and conclusive on all interested persons.

        3.3 The Committee shall also have such other powers and authority as are otherwise granted to it under the Plan.

        3.4 The Committee may consult with counsel, who may be counsel to the Corporation, and shall not incur any liability for any action taken in good faith in reliance upon the advise of counsel.


4.      Effective Date Of The Plan
        --------------------------

        The effective date of the plan is January 1, 1996.


5.      Plan Limitations: Stock Subject To The Plan
        -------------------------------------------

        5.1 The aggregate number of shares of Common Stock for which Incentive Stock Options may be granted under the Plan is 135,000, which may be shares of authorized but unissued Common Stock or reacquired shares of Common Stock, as such number may be adjusted in the manner described in Section 9.

        5.2 Any shares for which Incentive Stock Options are granted that are not purchased due to termination or expiration of the option may again be subject to a Grant under the Plan.


6.      Eligibility
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        Subject to Section 7.1, key employees of the Corporation, including officers (but excluding members of the Board who are not salaried employees of the Corporation), shall be eligible to receive Grants under the Plan. The key employees who shall be entitled to receive Grants under the Plan shall be determined from time to time by the Committee. More than one Incentive Stock Option may be granted or made to the same employee.



7.      Terms and Conditions Relating to Incentive Stock Options
        --------------------------------------------------------

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        7.1   Incentive Stock Options may be granted to eligible persons in such number and at such times during the duration of the Plan as the Committee may determine; provided that the aggregate Fair Market Value of all shares of Common Stock (determined as of the date of the Grant) with respect to which Incentive Stock Options granted under this Plan, together with incentive stock options granted after December 31, 1986 under any other plan of the Corporation, which are exercisable for the first time by the recipient during any calendar year, may not exceed $100,000. Subject to Section 7.2, the Committee shall also determine the exercise price per share of Common Stock with respect to each Incentive Stock Option.

        7.2 All grants shall be made without payment by the recipient to the Corporation (subject to Sections 7.3 and 13) and shall be evidenced by a written agreement executed by High Point and the recipient which shall include the following and such other terms and conditions not inconsistent with the Plan as the Committee shall determine:

     (a) The expiration date of each Incentive Stock Option, which shall be ten years from the date of Grant or such shorter term as may be provided in the written agreement; provided that (i) in the case of an Incentive Stock Option granted to a recipient who, at the time of the Grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of High Point, or any parent or subsidiary thereof, the expiration date of the Incentive Stock Option shall be five years from the date of Grant or such shorter time as may be provided in the written option agreement.

     (b) The exercise price per share for the shares of Common Stock to be issued pursuant to exercise of an Incentive Stock Option; provided that (i) in the case of an Incentive Stock Option granted to a recipient who, at the time of the Grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of High Point or any parent or subsidiary thereof, the exercise price per share of Common Stock shall be no less than 110% of the Fair Market Value of a share of the Common Stock on the date of the Grant, and
(ii) in the case of an Incentive Stock Option granted to any other recipient, the exercise price per share of Common Stock shall be no less than 100% of the Fair Market Value of a share of Common Stock on the date of Grant.

     (c)        Any restrictions on the exercise of Incentive Stock Options.

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     (d)        An agreement that no Incentive Stock Option shall be
transferable by the recipient other than by will or the laws of descent and distribution and that each Incentive Stock Option shall be exercisable, during the lifetime of a recipient, only by the recipient or his or her guardian or legal representative.

     (e) Such other additional terms as the Committee may in its discretion deem necessary or desirable for an Incentive Stock Option to qualify as an "incentive stock option" as defined in Section 422 of the Code.

     (f) Such restriction on the resale or other disposition of Common Stock received upon exercise of Incentive Stock Options as the Committee shall determine is necessary to cause the Plan to satisfy any conditions that it must satisfy in order for transactions in the Incentive Stock Options and the underlying Common Stock to qualify for an exemption under Rule 16b-3.

     (g) An agreement that all terms and conditions of the Plan applicable to the Incentive Stock Options as granted are incorporated by reference.

For purposes of this Section 7.2, the terms "parent" and "subsidiary" shall have the meanings given to them by Sections 424(e) and 424(f) of the Code, respectively.

        7.3 To exercise an Incentive Stock Option, the optionee shall give written notice to High Point specifying the number of shares of Common Stock to be purchased, accompanied by full payment for the shares so purchased in cash or, at the Committee's discretion, either by the transfer and delivery to High Point of shares of Common Stock, valued at their Fair Market Value as of the date of such payment, or through a contribution of cash and shares of Common Stock as so valued.

        7.4 In connection with restrictions on exercise of an Incentive Stock Option in the Plan or in the Grant, the following provisions shall apply:

        (a) Upon termination of a recipients's employment for any reason other than death, disability or termination for cause (such as termination by reason of retirement) Incentive Stock Options of such employee may be exercised to the extent that they were immediately exercisable at the date of such termination and then only for a period of three months after the date of such termination. Incentive Stock Option privileges shall expire at the end of such three month period.

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        (b) If a recipient's employment is terminated for cause, all rights under such recipient's Incentive Stock Options shall expire immediately upon such termination.

        (c) The Committee shall determine when a termination (which may include a leave of absence) exists and the reason for termination of the recipient's employment and the Committee's determination shall be binding and conclusive.

        (d) In the event of termination of employment due to disability (within the meaning of Section 22(e)(3) of the Code), a recipient may, within twelve months after the date of such termination, exercise those Incentive Stock Options immediately exercisable at date of termination. Incentive Stock Option privileges shall expire at the end of such twelve month period.

        (e) Upon the death of a recipient, whether during his employment or during the three-month period referred to in paragraph (a) of this Section 7.4, Incentive Stock Options of such recipient may be exercised by his or her legal representatives or beneficiaries only to the extent exercisable at the time of his or her death and only for a period of twelve months after the date of death. Incentive Stock Option privileges shall expire at the end of such twelve month period.


No Incentive Stock Option shall be exercisable after its expiration date.

        7.5 A recipient shall have no rights as a shareholder with respect to any shares subject to an Incentive Stock Option (including without limitation the right to vote or to receive dividends and other distributions) until such shares shall have been paid for in full and certificates representing such shares have been issued.


8.      Employment Rights
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        Nothing in the Plan shall (a) confer on any person any right to continue in the employ of the Corporation or to continue to perform services for the Corporation, or (b) interfere in any way with the right of the Corporation to terminate at any time such person as an officer or employee or to change such person's responsibilities.

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9.      Adjustment in the Event of Changes in Capitalization
        ----------------------------------------------------

        In the event of a recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, rights offering, reorganization or liquidation, or any other change in the corporate structure or shares of High Point, the Committee shall make such equitable adjustments, as it may deem appropriate, designed to protect against dilution or enlargement of rights, including the adjustment of the aggregate number and kind of shares of stock or other property (including cash) which may be awarded or optioned under the Plan, the number and kind of shares or other property subject to outstanding Incentive Stock Options and the exercise prices for outstanding Incentive Stock Options; provided that no such adjustments shall be made which would cause any Incentive Stock Option outstanding at the time of such event to fail to qualify as an "incentive stock option" under Section 422 of the Code.


10.     Duration of the Plan
        --------------------

        No Grants shall be made after ten years after the effective date of the Plan, but Incentive Stock Options theretofore granted may extend beyond such date and the terms and conditions of the Plan shall continue to apply to such Incentive Stock Options.


11.     Termination and Amendment of the Plan
        -------------------------------------

        The Board may at any time and from time to time terminate, modify or amend the Plan in any respect; provided that (a) no such termination, amendment or modification (i) which would cause the Plan to fail to satisfy conditions that it must satisfy in order for transactions in the Incentive Stock Options and the underlying Common Stock to qualify for an exemption under Rule 16b-3, if any, or (ii) which would cause any Incentive Stock Option outstanding at the time of such termination, modification or amendment to fail to qualify as an "incentive stock option" under Section 422 of the Code, in either case because any requisite shareholder approval had not been obtained, shall be made unless also duly approved or ratified by the shareholders of High Point, as required under Rule 16b-3 or the Code, as the case may be, and (b) no such termination, modification or amendment shall be made (i) which would otherwise cause the Plan to fail to satisfy any other conditions that it must satisfy in order for transactions in the Incentive Stock Options and the underlying Common Stock to qualify for an exemption under Rule 16b-3 or (ii) which would cause any Incentive Stock Option outstanding at the time of such termination, modification or amendment to fail to

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qualify as an "incentive stock option" under Section 422 of the Code. No termination, modification or amendment shall affect the rights of any recipient under an outstanding Incentive Stock Option without the consent of such recipient.


12.     Notices
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        All notices, requests and other documents to be given hereunder by any party hereto shall be in writing and shall be either delivered personally or mailed by first-class registered mail or certified mail, return receipt requested, to the appropriate party.


13.     Withholding of Taxes
        --------------------

        The Corporation may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Corporation is required to withhold by law or regulation of any governmental authority.


14.     Application of Funds
        --------------------

        The proceeds received by High Point from the sales of Common Stock pursuant to the Incentive Stock Options will be used for general corporate purposes.


15.     Other Compensation Plans
        ------------------------

        The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Corporation nor shall the Plan preclude the Corporation from establishing any other forms of incentive or other compensation for employees of the Corporation.


16.     Compliance with Laws
        --------------------

        Any and all provisions contained herein shall be consistent and comply with applicable laws and regulations enacted or promulgated both before and after the adoption of the Plan. To the extent that any such provision in the Plan is inconsistent, or not in compliance, with applicable laws and regulations, that part which is inconsistent or not in compliance shall be deemed void, but the balance of the Plan shall remain in full force and effect.

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17.     Miscellaneous
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        Notwithstanding anything herein to the contrary, no shares of Common
Stock or certificates therefor shall be delivered until the requirements of all laws and regulations as may be applicable thereto are satisfied. The Committee may in its discretion require any recipient of a Grant to represent to High Point in writing, prior to any delivery of shares or certificates therefor, that the shares are so acquired for investment and not with a view to, or for sale in connection with, the distribution of all or any part hereof. The certificates for shares of Common Stock may include any legend which the Committee, upon the advice of counsel, deems appropriate to reflect any required or appropriate restrictions on transfer or other disposition of such shares.

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